Amicus Therapeutics Expands Gene Therapy Collaboration with University of Pennsylvania May 29, 2019

Expansion of Amicus and Penn Gene Therapy Collaboration 2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly report on Form 10-Q for the quarter ended March 31, 2019. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Expansion of Amicus and Penn Gene Therapy Collaboration 3 Amicus Gene Therapy Expansion Transforms Amicus into a True Platform Gene Therapy and Protein Engineering Company at the Forefront of Human Genomic Medicine with Industry Leading Gene Therapy Pipeline in Rare Diseases Partnership Combines Amicus’ Protein Engineering Platform and Glycobiology “This agreement is a significant step Expertise with Penn’s Gene Transfer Technologies forward in creating a world class industry-academia gene therapy Accelerates Efforts to Develop Novel Gene Therapies for Optimal Cellular Uptake, partnership in rare diseases.” Targeting, Dosing, Safety and Manufacturability - Jim Wilson Exclusive Disease-Specific Worldwide Rights to Penn’s Next Generation Gene Therapy “The extension of our collaboration with Penn is a bold step forward in our Technologies from the Wilson Lab for the Majority of Lysosomal Disorders commitment to create potential cures that may alleviate an enormous amount Fulfills Amicus Mission to Develop and Deliver Medicines as Quickly as Possible for of suffering for countless numbers of Many More Thousands of People Living with Rare Diseases people in the world living with rare diseases, many of them children.” Establishes Industry Leading Rare Disease Gene Therapy Portfolio and Creates an R&D - John Crowley Engine within the Lysosomal Disorders while Applying Scientific Expertise to Broader Rare Disease Indications

Expansion of Amicus and Penn Gene Therapy Collaboration 4 Expanded Amicus-Penn Collaboration Terms World Class Industry-Academia Partnership in Rare Diseases Exclusive Disease-Specific Worldwide Rights to Penn’s Next Generation Gene Therapy Technologies from the Wilson Lab for the Majority of Lysosomal Disorders Current Collaboration Extended to Include Three New Indications: Niemann-Pick Type C (NPC) Mucopolysaccharidosis Type IIIA (MPS IIIA), and Mucopolysaccharidosis Type IIIB (MPS IIIB) New Research Programs also Encompass 12 Additional Rare Diseases, including Rett Syndrome, Angelman Syndrome, Myotonic Dystrophy and Select Other Muscular Dystrophies Robust R&D Engine Created through Combination of Amicus Expertise in Protein Engineering with Penn’s Vector Technology, Translational Science, Manufacturing and Immunology Capabilities Amicus to Invest $10M / Year for 5 Years for Research to Improve Safety, Efficacy and Manufacturability of Next Generation Vectors with Option to Extend Amicus to Contribute Protein Engineering Platform Technology and Capabilities to Collaboration in Lieu of Any Additional Upfront Payments to Penn Amicus to Assume Development Costs for NPC, Next Generation MPS IIIA, and MPS IIIB, to begin immediately* *Sufficient cash into 2021 including additional spend required under the Amicus-Penn collaboration

Expansion of Amicus and Penn Gene Therapy Collaboration 5 Amicus Global Research and Gene Therapy Center of Excellence in Philadelphia Strengthens Amicus Capabilities as a Leading Global Rare Disease Biotechnology Company in Burgeoning Hub for Medical Breakthroughs » New 75,000 sqft state-of-the-art facility » Located in uCity Square Adjacent to Penn Campus » Global Amicus science organization and gene therapy leadership team headquarters » Co-led by Jeff Castelli, PhD, Chief Portfolio Officer and Head of Gene Therapy and Hung Do, PhD, Chief Science Officer » Initial group occupying temporary space » Permanent space to eventually hold ~200 employees Artist rendering

Expansion of Amicus and Penn Gene Therapy Collaboration 6 Amicus Protein Engineering Expertise & Technologies for Gene Therapy Collaboration to Enable Greater Protein Expression and Delivery at Lower Gene Therapy Doses Increased Increased Improved Protein Protein Protein Targeting & Stabilization Expression Secretion Targeting moieties Novel untranslated sequences to Effective signal sequences to avoid inhibition of initiation and increase protein expression & Protein design drive efficient protein synthesis secretion

Expansion of Amicus and Penn Gene Therapy Collaboration 7 MPS IIIB Disease Overview Fatal Lysosomal Disorder with Progressive Clinical Manifestations in Central Nervous System (CNS) and Spinal Cord • Mutation of alpha-N-acetylglucosaminidase (NAGLU) leads to accumulation of glycoaminoglycans (GAGs) causing lysosomal dysfunction and neuroinflammation • Signs and symptoms typically begin in early childhood • Initial behavioral disorders and intellectual deterioration, and sleep disorders • Loss of motor milestones and communication problems at age ~10 years • Seizures often occur after age 10 • Death occurs in the second decade in most cases • Estimated to occur in 1 in 200,000 births *Sources: www.orpha.net, NORD

Expansion of Amicus and Penn Gene Therapy Collaboration 8 MPS IIIB Program Summary MPS IIIB program will Assess Whether Existing AAV-NAGLU Candidate can be Further Improved to Enhance Cellular Uptake and Cross-Correction of Affected Cells AAV-NAGLU Candidate (Unmodified WT): KO Mouse* NAGLU Binding to Intended Receptor** Brain NAGLU Activity Brain Histopath Score Lesion Score Lesion Histopath [unaffected] . AAV-NAGLU candidate (unmodified); 3 single ICV doses (LD, MD, HD)  Potential to engineer NAGLU transgene for . 4-mo old KO mice (n=10); Sacrificed 90-days post injection improved receptor binding and cellular uptake *Penn Data **Amicus Data

Expansion of Amicus and Penn Gene Therapy Collaboration 9

A RARE PORTFOLIO.

	DISCOVERY	PRECLINICAL	PHASE 1/2	PHASE 3	REGULATORY	COMMERCIAL
Fabry Franchise						
Galafold® (migalastat) monotherapy						
Fabry Gene Therapy	PENN					
Pompe Franchise						
AT-GAA (Novel ERT + Chaperone)						
Pompe Gene Therapy	PENN					
Batten Franchise – Gene Therapies						
CLN6 Batten Disease	NCH					
CLN3 Batten Disease	NCH					
CLN8 Batten Disease	NCH					
CLN1 Batten Disease	NCH					
Other Rare CNS Gene Therapies						
CDKL5 Deficiency Disorder GTx / ERT	PENN					
Niemann-Pick Type C (NPC)	NCH / PENN					
Tay-Sachs Disease	NCH					
Other	NCH / PENN					
MPS Franchise						
Next Generation MPS IIIA						
MPS IIIB						
Next Generation Research Program						

Advancing one of the **most robust rare disease portfolios** in biotechnology

Amicus Therapeutics

Expansion of Amicus and Penn Gene Therapy Collaboration 10 Rare Disease Operational Excellence Proven Capabilities Position Amicus at the Forefront of Human Genomic Medicine to Develop and Deliver the Highest Quality Therapies and Cures for Persons Living with Rare Diseases 5 Key Pillars of Value Innovation/ Global Global Manufacturing Partnerships Science development commercial

Expansion of Amicus and Penn Gene Therapy Collaboration 11

Anticipated Milestones: 2019

Well-Positioned to Create Significant Value for Patients and Shareholders in 2019

Galafold: Fabry Disease

- FY19 revenue guidance $160M-$180M
- Growth in existing markets
- Expansion into new markets
- Diagnostic initiatives

AT-GAA: Pompe Disease

- ✓ Additional Phase 1/2 data (21 and 24 months)
- ✓ Breakthrough therapy designation (BTD) in LOPD
- ✓ Phase 1/2 study fully enrolled (Cohorts 1-4)
- PROPEL pivotal study enrollment (n=100)
- Additional Phase 1/2 data (Cohort 4)
- Natural history study data
- Additional supportive studies
- Advance CMC requirements to support BLA

Gene Therapy Programs

- Ongoing CLN3 Batten disease Phase 1/2 study enrollment
- Additional 2-year data from CLN6 Batten disease Phase 1/2 study
- Additional preclinical data including next-generation gene therapies for Fabry and Pompe
- Selection of Pompe gene therapy clinical candidate to move into IND-enabling studies

Amicus Therapeutics

Expansion of Amicus and Penn Gene Therapy Collaboration 12 Impacting Lives >350 Patients* | ~$36M Global Sales >700 Patients* | ~$91M1 Global Sales 5,000 Patients* | $1B Global Sales YE17 YE18 2023 *Clinical & commercial, all figures approximate 1Preliminary unaudited

Expansion of Amicus and Penn Gene Therapy Collaboration 13 A Leader in the Human Genome Medicine Revolution 5,000 Patients* $1B Global Sales MORE Patients More Indications 2023 LONGER - TERM VISION *Clinical & commercial, all figures approximate 1Preliminary unaudited

Thank You “Our passion for making a difference unites us” -Amicus Belief Statement